EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Quarterly Report on Form 10-Q of Brainstorm Cell Therapeutics Inc. (the “Company”) for the period ended March 31, 2023 the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the period ended March 31, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q for the period ended March 31, 2023 fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 15, 2023		/s/ Alla Patlis
	Name:	Alla Patlis
	Title:	Interim Chief Financial Officer and Controller
(Principal Financial and Accounting Officer)